UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
October 12, 2009

FIRE FROM ICE, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52920	26-0808384
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

2533 N. Carson Street
Carson City, Nevada 89706
Ph: 775-473-9904   Fax: 775-473-9934
 (Address and Telephone Number of Registrant’s Principal
Executive Offices and Principal Place of Business)

____________________________________________________

(Former name or former address, if changed since last report)

Roman Acquisition Corporation
10/75 Waterway Drive, Golden Coast Marine Precinct
Coomera, QLD Australia 4209
(310) 994-7988

Table of Contents
PAGE
INFORMATION TO BE INCLUDED IN THE REPORT	3

Reason for this Amendment	3
ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.	3
The Engagement of M&K CPAS, PLLC	3
Moore & Associates Chartered PCAOB Revocation August 27, 2009	4
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.	4
SIGNATURES	4

INFORMATION TO BE INCLUDED IN THE REPORT

Reason for this Amendment.

We are filing this amended Item 4.01,  Form 8-K, in response to the Commission’s August 31, 2009 Comment Letter, because Moore and Associates Chartered (“Moore”) audited the on February 13, 2009, Form 10-K, a year that the Registrant is required to include in our filings with the Commission, and the Public Company Accounting Oversight Board (“PCAOB”) revoked Moore’s registration due to violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board with a Board investigation.

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On June 17, 2009, Fire for Ice, Inc., previously Roman Acquisition Corp. (the “Registrant”) changed its principal independent accountants.  On such date, the Registrant dismissed Moore and Associates, Chartered Accountants and Advisors PCAOB Registered from serving as the Registrant’s principal independent accountants, and retained M&K CPAS, PLLC as its principal independent accountants.  The decision to change accountants was recommended and approved by the Registrant’s Board of Directors.

Except as described below, the audit reports of Moore and Associates, Chartered Accountants and Advisors PCAOB Registered on the financial statements of the Company for the period ended October 31, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. Moore and Associates, Chartered Accountants and Advisors PCAOB Registered audit reports relating to the audit of the Company's financial statements for the fiscal years ended October 31, 2008, and 2007, included an emphasis paragraph relating to an uncertainty as to the Company's ability to continue as a going concern.

In connection with the audit of the Company's consolidated financial statements for the periods ended October 31, 2007 and 2008 and through the date of this current report including the June 17, 2009 dismissal date described above, there were: (1) no disagreements between the Company and Moore and Associates, Chartered Accountants and Advisors PCAOB Registered on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Moore and Associates, Chartered Accountants and Advisors PCAOB Registered, would have caused Moore and Associates, Chartered Accountants and Advisors PCAOB Registered to make reference to the subject matter of the disagreement in their report on the Company's financial statements for such year, and (2) no reportable events within the meaning set forth in Item 304 (a)(1)(iv)(B) of Regulation S-B or Item 304 (a)(1)(v) of Regulation S-K.

The Registrant has provided Moore and Associates, Chartered Accountants and Advisors PCAOB Registered with a copy of this expanded disclosure and has requested that Moore and Associates, Chartered Accountants and Advisors PCAOB Registered furnish it with a letter addressed to the U.S. Securities and Exchange Commission pursuant to Item 304(a3)(1)(iv) of Regulation S-K. Their letter is attached as exhibit 16.1 to this form 8k/A.

The Engagement of M&K CPAS, PLLC

Prior to June 17, 2009, the date that M&K CPAS, PLLC was retained as the principal independent accountants of the Registrant:  (1) The Registrant did not consult M&K CPAS, PLLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;   (2) Neither a written report nor oral advice was provided to the Registrant by M&K CPAS, PLLC that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and  (3) The Registrant did not consult M&K CPAS, PLLC regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Moore & Associates Chartered PCAOB Revocation August 27, 2009

Our most recent Form 10-K filed February 13, 2009, included financial statements audited by Moore and Associates Chartered (“Moore”).  Then on August 27, 2009, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore due to violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board with a Board investigation.

As Moore is no longer registered with the PCAOB, the Registrant may not include Moore’s audit reports or consents in the Registrant’s filings with the COMMISSION made after August 27, 2009.  Insofar as Moore audited the Registrant’s February 13, 2009 Form 10-K, a year that the Registrant is required to include in our filings with the Commission, we have arranged for our principal independent accountants / auditors, M&K CPAS, PLLC, to re-audit our February 13, 2009 Form 10-K.

The Registrant requested Exhibit 16 from Moore in writing by facsimile on October 7, 2009, but Moore did not respond to our request.

 ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None

(b)	Exhibits
Exhibit 16 was requested from Moore; however, Moore did not respond to the Registrant’s request.

EXHIBIT NUMBER

Exhibit 16: Exhibit 16 was requested from Moore in writing by facsimile on October 7, 2009, but Moore did not respond to the Registrant’s request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fire from Ice, Inc.

By: /s/Robert Smith
       Robert Smith
       Corporate Secretary

Dated: October 12, 2009